Investor Update Q3 2022 Peapack-Gladstone Bank Peapack Private Wealth Management The Q3 2022 Investor Update should be read in conjunction with the Q3 2022 Earnings Release issued on October 27, 2022. Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 3) the impact of anticipated higher operating expenses in 2022 and beyond; 4) our ability to successfully integrate wealth management firm acquisitions; 5) our ability to manage our growth; 6) our ability to successfully integrate our expanded employee base; 7) a decline in the economy, in particular in our New Jersey and New York market areas; 8) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 9) declines in the value in our investment portfolio; 10) impact on our business from a pandemic event (including COVID-19) on our business, operations, customers, allowance for credit losses, and capital levels; 11) higher than expected increases in our allowance for loan and lease losses; 12) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 13) changes in interest rates and the effects of inflation; 14) a decline in real estate values within our market areas; 15) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 16) changes in monetary policy by the Federal Reserve Board; 17) changes to tax or accounting matters; 18) successful cyberattacks against our IT infrastructure and that of our IT providers; 19) higher than expected FDIC insurance premiums; 20) adverse weather conditions; 21) our ability to successfully generate business in new geographic markets; 22) a reduction in our lower-cost funding sources; 23) our ability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) our ability to retain key employees; 26) demands for loans and deposits in our market areas; 27) adverse changes in securities markets and 28) other unexpected material adverse changes in our operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

Core EPS $1.12; ROA 1.33%; ROE 15.53%; ROTE 17.07%. * Net interest margin up 15 bps linked quarter and 56 bps YOY to 2.98%. Efficiency Ratio 54%. Loan portfolio positioned positively for additional rate hikes – 23% of loans reprice within 1 month, 36% within 3 months, and 46% ($2.4B) within 1 year. Continued strong asset quality; well-diversified loan portfolio. Wealth Management fees of $12.9MM comprised 21% of total revenue for the quarter. AUM/AUA totaled $9.3B at quarter end. Gross client inflows totaled $219MM for the quarter; $775MM year-to-date. Core deposits 91% of total deposits. 290,399 shares repurchased at a cost of $9.9MM. Positive tangible book value accretion. Q3 2022 Highlights 3 * See Non-GAAP financial measures reconciliation table.

4 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Q3 2022 Adjusted excluded fair value adjustment loss for CRA equity securities ($571,000); Q2 2022 Adjusted excluded fair value adjustment loss for CRA equity securities ($475,000); Q3 2021 Adjusted excluded fair value adjustment loss for CRA equity securities ($70,000). See Non-GAAP financial measures reconciliation table. 2 Q3 2021 Adjusted excluded swap valuation expense ($1.4MM). See Non-GAAP financial measures reconciliation table. 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. Continued Strong Revenue and Profitability Momentum Q3 2022 +29% YOY & 6% Linked Qtr (Dollars in thousands, except per share data) +42% YOY & 4% Linked Qtr

5 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 YTD 2022 Adjusted excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM), fair value adjustment loss for CRA equity securities ($1.7MM); YTD 2021 Adjusted excluded a benefit of life insurance proceeds ($153,000), gain on loans held for sale at lower of cost or fair value ($1.4MM), income related to the referral of PPP loans ($722,000), loss related to the termination of interest rate swaps ($842,000), and fair value adjustment loss for CRA equity securities ($293,000). See Non-GAAP financial measures reconciliation table. 2 YTD 2022 Adjusted and YTD 2021 Adjusted excluded severance expense related to certain staff reorganization within several areas of the Bank ($1.5MM); YTD 2021 Adjusted excluded expense related to the redemption of subordinated debt ($648,000), swap valuation expense ($1.4MM). See Non-GAAP financial measures reconciliation table. 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. Continued Strong Revenue and Profitability Momentum YTD 2022 +27% YOY (Dollars in thousands, except per share data) +44% YOY

6 NIM (as reported) (%) Asset Sensitivity Continues to Expand Net Interest Margin Loan Repricing Net Interest Income Sensitivity

Despite Capital Markets Volatility, Fee Income Has Remained Resilient 7 *Capital Markets consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income. 1 YTD 2021 Adjusted excluded a benefit of life insurance proceeds ($153,000), gain on loans held for sale at lower of cost or fair value ($1.4MM), income related to the referral of PPP loans ($722,000), loss related to the termination of interest rate swaps ($842,000), and fair value adjustment loss for CRA equity securities ($293,000). See Non-GAAP financial measures reconciliation table. 2 YTD 2022 Adjusted excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM), fair value adjustment loss for CRA equity securities ($1.7MM). See Non-GAAP financial measures reconciliation table. Total Noninterest Income as a % of Total Revenue: 34% 31% 9-mos ended 09/30/2021 $52.4MM $57.9MM In 000’s $41.7MM $39.0MM +11% YOY 9-mos ended 09/30/2022 1 2

AUM/AUA (000s) Fees (000s) Peapack Private Wealth Management 8 $9.3B AUM/AUA 40% EBITDA Margin YTD 2022 23% 2017-2021 CAGR $4.0MM Avg Relationship $775MM YTD 2022 Gross Inflows $41.7MM 9-mos Revenue

9 Peapack Private Wealth Management New Business Inflows AUM/AUA (000s) $777,000 $701,000 $843,000 $775,000

Commercial Banking* (Total construction exposure <1%) 10 $2.7B Outstandings 53% of Total Loans $6.1MM SBA Fees YTD $1.5MM Unused LOC Fees YTD (in millions) $1,585 *NOTE: Excludes MFL which totaled $1.9B as of 09/30/2022. $2,100 $2,474 $2,658 $2,537 $2,739 $2.6MM Account Analysis Fees YTD $1.7MM Corporate Advisory Fees YTD

11 Multifamily Residential /Consumer CRE Commercial & Industrial Diversified Loan Portfolio Loan Mix As of 09/30/2022 Gross Loans: $5,189 million Note: Gross loans include loans held for sale.

Diversification within C&I Lending Less than 3% of C&I exposure unsecured 12 C&I Loans constitute 40% of the total loan portfolio and includes 280 distinct NAICS codes.

High Quality Multifamily Loan Portfolio 13 Multifamily Portfolio Balance % (in $MM's) NY (Rent Regulated) $902 48.6% NY (Market Rent) $111 6.0% NJ (Rent Regulated) $339 18.3% NJ (Market Rent) $232 12.5% PA (Rent Regulated) $10 0.5% PA (Market Rent) $263 14.1% TOTAL $1,857 100.0% Rent Regulated $1,251 67.4% Market Rent $606 32.6% TOTAL $1,857 100.0% Current LTV 65.1% Current DSCR 1.47x Current Debt Yield 8.7% Multifamily constitutes 36% of the total loan portfolio.

14 A Well-Diversified Non-Owner Occupied CRE Portfolio Non-Owner Occupied CRE constitutes 13% of the total loan portfolio. LTV 51.1% DSCR 1.51x LTV 57.5% DSCR 1.54x LTV 52.4% DSCR 1.63x

15 A Well-Seasoned Residential Mortgage and Consumer Loan Portfolio Residential Mortgage and Consumer Loans constitute 11% of the total loan portfolio.

Personal Banking* 16 $279MM average deposits per branch** New York City MSA with branches in 3 of top 15 wealthiest US counties #1 Deposit Growth in Top 10 14% CAGR since 2012 91% Core Unique private banking service model Growth Upside 6% market share in an $89B deposit market *Natural Market Area defined within boundaries in map as geography within 5 miles of all branch locations. **As of September 30, 2022. $593MM Residential/Consumer Loans**

17 PGC’s Comparative Valuation to Wealth Management Peers Note: Pricing data as of 10/24/2022; TBV as reported for the period ended 06/30/2022 and not pro forma for pending acquisitions. Wealth Management Institutions: UVSP – Univest Financial Corp., CATC – Cambridge Bancorp, WSFS – WSFS Financial Corporation, TMP - Tompkins Financial Corporation, and WASH – Washington Trust Bancorp. Source: S&P Global Market Intelligence Price/TBV

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Wealth Management Peer Comparables

Financials at and for the quarter ended June 30, 2022

		Balance Sheet					2022Q2 Profitability								Valuation as of October 24, 2022				
											Fee Inc /					Price /			
Company	Ticker	Assets ($M)	Loans/ Deps. (%)	LLR/ Gross Loans (%)	NPAs / Assets (%)	TCE / TA (%)	Core ROAA (%)	Core ROAE (%)	NIM (%)	Cost of Deps. (%)	AA (%)	Rev. (%)	NIX / AA (%)	Effic. Ratio (%)	TBV (%)	2022E EPS (x)	2023E EPS (x)	Core Deposit Prem. (%)	Market Cap ($M)
Univest Financial Corp.	UVSP	6,701	101.8	1.27	0.48	8.97	0.83	7.5	3.18	0.24	1.09	27.0	2.64	64.4	133	10.5	8.6	3.5	777
Cambridge Bancorp	CATC	5,058	82.6	0.97	0.12	7.75	1.04	11.9	2.86	0.17	0.80	22.6	2.08	58.5	153	10.6	9.2	4.9	594
Washington Trust	WASH	5,983	89.5	0.81	0.21	6.89	1.38	16.2	2.70	0.31	1.09	29.7	2.13	57.5	205	11.9	11.1	9.7	834
Tompkins Financial	TMP	7,842	76.2	0.85	0.32	6.82	1.11	13.7	3.08	0.12	0.97	24.6	2.46	61.8	218	13.0	13.0	9.4	1,151
WSFS Financial Corp.	WSFS	20,550	66.5	1.23	0.10	6.66	1.27	10.9	3.38	0.09	1.27	30.0	2.38	53.4	240	11.0	9.3	10.2	3,044
	High	20,550	101.8	1.27	0.48	8.97	1.38	16.2	3.38	0.31	1.27	30.0	2.64	64.4	240	13.0	13.0	10.2	3,044
	Mean	9,227	83.3	1.02	0.24	7.42	1.13	12.1	3.04	0.19	1.04	26.8	2.34	59.1	190	11.4	10.2	7.6	1,280
	Median	6,701	82.6	0.97	0.21	6.89	1.11	11.9	3.08	0.17	1.09	27.0	2.38	58.5	205	11.0	9.3	9.4	834
	Low	5,058	66.5	0.81	0.10	6.66	0.83	7.5	2.70	0.09	0.80	22.6	2.08	53.4	133	10.5	8.6	3.5	594
Peapack-Gladstone	**PGC**	6,151	95.7	1.14	0.25	7.74	1.32	15.7	2.82	0.31	1.23	30.7	2.11	52.8	143	8.5	8.5	3.8	665
	Rank out of 6:	*4*	*2*	*3*	*4*	*3*	*2*	*2*	*5*	*5*	*2*	*1*	*2*	*1*	*5*	*6*	*6*	*5*	*5*

Note: Core earnings exclude nonrecurring operating incomes & expenses such as losses on securities sales, restructuring expenses, severance expenses, and merger-related expenses. Core deposits defined as total deposits less time deposits greater than $250k and all brokered deposits.

Source: S&P Global Market Intelligence.

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PGC Valuation: Sum-of-the-Parts Analysis (implied bank value trading at 79% TBV) 19 Assuming M&A EBITDA multiples of 12-15x for established and growing wealth management firms indicates substantial embedded value in Peapack Private Wealth Management (PPWM):

Current valuation lags wealth management peers despite favorable key performance metrics. $9.3B AUM/AUA ($56MM annualized revenue) wealth management business provides a differentiated business model with significant barriers to entry. This will continue to deliver superior shareholder value. Wealth management, commercial banking and capital markets activities provide diverse sources of fee income and a stable revenue stream over time. Total adjusted fee income 31% of total revenue for YTD 2022. Attractive geographic franchise. Operates in 3 of the top 15 wealthiest counties in the U.S. Highly efficient personal banking branch network with average deposits per branch of $279MM. Loan portfolio positioned to benefit from rate increases. Core deposits totaled 91% of total deposits. Continued strong asset quality; well-diversified loan portfolio. Investment grade ratings from both Moody’s and Kroll. ABA Best Banks To Work For four years in a row. Compelling Investment Considerations 20

Appendix Peapack-Gladstone Bank

Quarterly Balance Sheet Summary (Dollars in thousands) 22

Asset Quality 23 1 Amounts reflect TDRs that are paying according to restructured terms. 2 Excludes TDRs included in nonaccrual loans in the following amounts:  $12.9MM at 09/30/2022; $13.5MM at 06/30/2022; and $1.1MM at 12/31/2021. 3 Includes $5.1 MM outstanding to a U.S. governmental unit at 09/30/2022; $6.9 MM for one equipment lease principally due to administrative issues with the servicer and the lessee/borrower at 12/31/2021. 4 Commencing on 01/01/2022 the allowance calculation is based on the current expected credit loss methodology.  Prior to 01/01/2022, the calculation was based on the incurred loss methodology. Provision to roll forward the ACL excludes a credit of $66,000 at 09/30/2022 and a provision of $803,000 at 06/30/2022 related to off-balance sheet commitments. 5 Total ACL less specific reserves equals general ACL.

Capital Summary 24 1 Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end.  See Non-GAAP financial measures reconciliation table. 2 Tangible book value per share excludes intangible assets.  Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table. 3 Excludes other comprehensive loss of $75.0MM for the period ended 09/30/2022, $58.7MM for the period ended 06/30/2022, and $12.4MM for the period ended 12/31/2021,. See Non-GAAP financial measures reconciliation table.

Quarter Non-GAAP Financial Measures Reconciliation 25 1 Q3 2022 Adjusted excluded fair value adjustment loss for CRA equity securities ($571,000); Q2 2022 Adjusted excluded fair value adjustment loss for CRA equity securities ($475,000); Q3 2021 Adjusted excluded fair value adjustment loss for CRA equity securities ($70,000). 2 Q3 2021 Adjusted excluded swap valuation expense ($1.4MM). 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  4 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income. We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies. Quarterly Income Statement Summary (Dollars in thousands, except per share data)

Quarter Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 26 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

YTD Non-GAAP Financial Measures Reconciliation 27 1 YTD 2022 Adjusted excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM); fair value adjustment loss for CRA equity securities ($1.7MM); YTD 2021 Adjusted excluded a benefit of life insurance proceeds ($153,000); gain on loans held for sale at lower of cost or fair value ($1.4MM); income related to the referral of PPP loans ($722,000); loss related to the termination of interest rate swaps ($842,000); fair value adjustment loss for CRA equity securities ($293,000). 2 YTD 2022 Adjusted and YTD 2021 Adjusted excluded severance expense related to certain staff reorganization within several areas of the Bank ($1.5MM); YTD 2021 Adjusted excluded expense related to the redemption of subordinated debt ($648,000), swap valuation expense ($1.4MM). 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  4 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income. We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies. YTD Income Statement Summary (Dollars in thousands, except per share data)

YTD Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 28 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Jeffrey J. Carfora Senior EVP & Chief Financial Officer (908) 719-4308 jcarfora@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Contacts Corporate Headquarters Contact 29